STATE FARM MUTUAL FUND TRUST

Supplement dated July 12, 2017 to the Summary Prospectus for the State Farm Mutual Fund Trust International Equity Fund for Class A, Class B, Premier and Legacy Class B shares dated May 1, 2017 (the “Summary Prospectus”).

Effective immediately, the following changes will be made to the Summary Prospectus:

On page 4 of the Summary Prospectus, the chart under the title “Fund Management,” “Portfolio Managers —” is deleted and replaced with the following:

	Name	Title	Length of Service (Years)
Marsico	Tom Marsico	Chief Investment Officer and Portfolio Manager	Since 2017
	Robert Susman	Portfolio Manager	Since 2017

Northern Cross	Howard Appleby	Principal	Since 2008
	James LeTorre	Principal	Since 2008
	Jean-Francois Ducrest	Principal	Since 2008

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Please keep it for future reference.